UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

NAUTILUS, INC.

(Name of Registrant as Specified In Its Charter)

SHERBORNE INVESTORS LP, SHERBORNE INVESTORS GP, LLC, SHERBORNE INVESTORS MANAGEMENT LP, SHERBORNE INVESTORS MANAGEMENT GP, LLC, SHERBORNE STRATEGIC FUND A, LLC, SHERBORNE STRATEGIC FUND B, LLC, NOTTINGHAM INVESTORS LLC AND EDWARD J. BRAMSON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

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☐         Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PLEASE VOTE FOR ALL PROPOSALS
ON THE GREEN PROXY CARD

Your Vote Is Important!
Vote By Telephone Or Via The Internet!

VOTE BY INTERNET	VOTE BY TELEPHONE
It is fast and convenient, and your vote is immediately confirmed and recorded. Follow these four easy steps to vote online:	Call TOLL-FREE on a touch-tone telephone using the 800 number shown below. Follow these four easy steps to vote via telephone:
1.   Read the accompanying proxy statement and voting form.
2.   Go to the Web site www.proxyvote.com.
3.   Enter your 12-digit Control Number located on the label of your  voting form.
4.   Follow the instructions provided to vote FOR all proposals.

1.   Read the accompanying proxy statement and voting form.
2.   Please call toll-free 1-800-454-8683.
3.   Enter your 12-digit Control Number located on the label of your voting form.
4.   Follow the instructions provided to vote FOR all proposals.

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